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EXHIBIT 32.02

CERTIFICATION OF CHIEF FINANCIAL OFFICER PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

        I, Christopher Collier, Chief Financial Officer of Flextronics International Ltd. (the "Company"), hereby certify to the best of my knowledge, pursuant to 18 U.S.C Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

  •
  the Annual Report on Form 10-K of the Company for the fiscal year ended March 31, 2015, as filed with the Securities and Exchange Commission (the "Report"), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

  •
  the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 20, 2015

/s/ CHRISTOPHER COLLIER Christopher Collier Chief Financial Officer (Principal Financial Officer)

        A signed original of this written statement required by Section 906 has been provided to Flextronics International Ltd. and will be retained by it and furnished to the Securities and Exchange Commission or its staff upon request.

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  EXHIBIT 32.02
CERTIFICATION OF CHIEF FINANCIAL OFFICER PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002